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                                                                    EXHIBIT 99.2

                               PARK 'N VIEW, INC.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           13% SENIOR NOTES DUE 2008

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of Park 'N View, Inc. (the "Company")
made pursuant to the Prospectus, dated             , 1998 (the "Prospectus"),
and the accompanying Letter of Transmittal (the "Letter of Transmittal") if certificates representing Old Notes for purchase and payment are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. This form may be delivered by mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON            ,
1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  Delivery to:

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

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        By Registered or Certified Mail:                   By Overnight or Hand Delivery:

           Corporate Trust Department                        Corporate Trust Department
                  P.O. box 778                           Two International Place, 4th Floor
        Boston, Massachusetts 02102-0078                    Boston, Massachusetts 02110
            Attention: Kellie Mullen                          Attention: Kellie Mullen
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                                 By Facsimile:

                           Corporate Trust Department
                                 (617) 664-5290
                            Attention: Kellie Mullen

                             For information call:
                                 (617) 664-5587

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being exchanged thereunder or as otherwise provided in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

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Signature(s) of Registered Owner(s) or Authorized     Name(s) of Registered Holder(s):
Signatory:

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Principal Amount of Old Notes Tendered:               Address:

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                                                      --------------------------------------------------

Certificate No(s). of Old Notes (if available):       Area Code and Telephone No.:

--------------------------------------------------    --------------------------------------------------

--------------------------------------------------    If Old Notes will be delivered by book-entry
                                                      transfer at The Depository Trust Company, insert
                                                      Depository Account No.:

                                                      --------------------------------------------------
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                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

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     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

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Name of Firm:
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                                                       Authorized Signature

Address:                                               Title:
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---------------------------------------------------    Name:
                  Zip Code                             -----------------------------------------------------

Area Code and Telephone Number:                        Date:
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DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE
AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF
TRANSMITTAL.
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